SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 25, 1997


                             Tel-Save Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     0-26728              23-2827736
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(State or other jurisdiction       (Commission         (I.R.S. employer
       of incorporation)           file number)        identification no.)


 6805 Route 202, New Hope, PA                              18938
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(Address of principal executive offices)                 (Zip code)


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       Registrant's telephone number, including area code: (215) 862-1500


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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     As of August 25, 1997, Tel-Save Holdings, Inc. ("Tel-Save") entered into a short term credit facility (the "Credit Agreement") with Salomon Brothers Holding Company Inc, pursuant to which Tel-Save could borrow up to $150 million to finance the purchase by Tel-Save of the outstanding 12-1/4% Senior Subordinated Discount Notes due 2006 (the "Shared Tech Notes") of a subsidiary of Shared Technologies Fairchild Inc. ("Shared Tech") and for general corporate purposes. The facility has a term of 364 days and is secured by a pledge of substantially all of the assets of Tel-Save and its subsidiaries and by a pledge of the Tel-Save common stock of Mr. Daniel Borislow, the Chairman and CEO of Tel-Save. So long as the new facility is outstanding, Tel-Save will not be able to borrow under its existing $65 million bank credit facility.

     Tel-Save had previously reported its merger agreement (the "Merger Agreement") with Shared Tech, under which Tel-Save would acquire Shared Tech in a stock-for-stock merger (the "STF Merger") after satisfaction of certain conditions, including approval by the Tel-Save and Shared Tech stockholders at meetings to be held.

     As of August 27, 1997, Tel-Save had purchased, in separate, privately negotiated transactions, approximately $150 million principal amount of the approximately $164 million principal amount of the Shared Tech Notes outstanding and had borrowed $130 million under the Credit Agreement.

     Filed herewith as Exhibits are the Credit Agreement and related documents and the foregoing description of the Credit Agreement and related documents is qualified in its entirety by reference thereto.

     Also filed herewith as Exhibit 99.1 are certain Unaudited Pro Forma Combined Condensed Financial Statements of Tel-Save, which give effect to the STF Merger of Tel-Save and Shared Tech using the pooling of interests method of accounting, the acquisition of certain STF long-term debt and the issuance by Tel-Save (in a private placement not registered under the Securities Act of 1933) of certain long-term debt to finance such acquisition of STF long-term debt and to finance certain STF credit facility obligations upon consummation of the STF Merger. The availability of the pooling of interests method of accounting is one of the conditions to the obligations of the parties to consummate the STF Merger. Should the pooling of interests accounting method not be


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


available for Tel-Save to account for the STF Merger, there can be no assurance that the STF Merger would be consummated. As disclosed therein, the Unaudited Pro Forma Combined Condensed Financial Statements filed herewith reflect a number of assumptions, including, among other things, that the STF Merger, which is subject to a number of conditions, is consummated. THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS ARE PRESENTED FOR INFORMATION AND ILLUSTRATIVE PURPOSES ONLY AND REFLECT A NUMBER OF SIGNIFICANT ASSUMPTIONS AS TO FUTURE EVENTS, INCLUDING THE CONSUMMATION OF THE STF MERGER AND THE ISSUANCE OF CERTAIN DEBT SECURITIES BY TEL-SAVE, WHICH MAY NOT OCCUR OR OCCUR ON THE TERMS OR AT THE TIMES ASSUMED. THEY SHOULD NOT BE CONSIDERED INDICATIVE OF THE OPERATING RESULTS OR FINANCIAL POSITION THAT WOULD HAVE OCCURRED HAD THE STF MERGER, THE OTHER ACQUISITIONS SHOWN THEREIN AND THE ACQUISITION AND REFINANCING OF THE SHARED TECH NOTES BEEN CONSUMMATED AT THE DATES INDICATED NOR INDICATIVE OF FUTURE OPERATING RESULTS OR FINANCIAL POSITION OF THE MERGED COMPANIES SHOULD THE STF MERGER BE CONSUMMATED.

     At the 1997 Tel-Save stockholders meeting, anticipated to be held in the fourth quarter, the grant to an executive officer of an option to purchase 800,000 shares of Tel-Save common stock will be submitted for stockholder approval. If this option is so approved, it will result in compensation expense equal to the difference between the exercise price ($11.125) of the option and the market value of Tel-Save common stock on the date of such approval.


     Also filed herewith as Exhibit 99.2 and incorporated herein by reference is a review of certain risk factors concerning Tel-Save that is an update of certain previously filed disclosure and of sections of certain other Tel-Save filings captioned "Risk Factors."


     In connection with the proposed STF Merger, Shared Tech reported that, on July 31, 1997, it was served with a purported stockholder class action complaint in an action commenced in the Delaware Chancery Court in New Castle County (the "Complaint"). Shared Tech and its directors are named as defendants. Among other things, the Complaint seeks injunctive relief with respect to the STF Merger.

Item 7.  Financial Statements and Exhibits

         (c)    Exhibits:

10.1 Credit Agreement, dated as of August 25, 1997, among Tel-Save Holdings, Inc. ("TS"), the Lenders and Salomon Brothers Holding Company, Inc. ("SBHC"), as administrative agent, collateral agent and syndication agent

10.2 Guarantee Agreement, dated as of August 25, 1997, among the named Guarantors and SBHC, as collateral agent

10.3 Indemnity, Subrogation and Contribution Agreement, dated as of August 25, 1997, among TS, the listed Guarantors and SBHC, as collateral agent

10.4 Pledge Agreement, dated as of August 25, 1997, between TS and SBHC, as collateral agent

10.5 Pledge Agreement, dated as of August 25, 1997, between Daniel Borislow and SBHC, as collateral agent.

10.6 Security Agreement, dated as of August 25, 1997, among TS, TS's Subsidiaries and SBHC, as collateral agent

99.1     Unaudited Pro Forma Combined Condensed Financial Statements

99.2     Risk Factors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              TEL-SAVE HOLDINGS, INC.



Date:  September 2, 1997                      By: /s/ Aloysius T. Lawn, IV
                                                  ------------------------
                                                  Aloysius T. Lawn, IV
                                                  General Counsel and
                                                    Secretary

                                 EXHIBIT INDEX

10.1 Credit Agreement, dated as of August 25, 1997, among Tel-Save Holdings, Inc. ("TS"), the Lenders and Salomon Brothers Holding Company, Inc. ("SBHC"), as administrative agent, collateral agent and syndication agent

10.2 Guarantee Agreement, dated as of August 25, 1997, among the named Guarantors and SBHC, as collateral agent

10.3 Indemnity, Subrogation and Contribution Agreement, dated as of August 25, 1997, among TS, the listed Guarantors and SBHC, as collateral agent

10.4 Pledge Agreement, dated as of August 25, 1997, between TS and SBHC, as collateral agent

10.5 Pledge Agreement, dated as of August 25, 1997, between Daniel Borislow and SBHC, as collateral agent.

10.6 Security Agreement, dated as of August 25, 1997, among TS, TS's Subsidiaries and SBHC, as collateral agent

99.1     Unaudited Pro Forma Combined Condensed Financial Statements

99.2     Risk Factors